Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

_________________________________________________________________

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Franklin Founding Funds Allocation VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

IMPORTANT SHAREHOLDER INFORMATION

            These materials are for a Special Meeting of Shareholders of the Franklin Founding Funds Allocation VIP Fund (the “Fund”), a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”), scheduled for January 17, 2019, at 10:00 a.m., Pacific time, at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906. The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card(s) and/or voting instruction form(s). The shares of the Fund are sold to (i) separate accounts of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies; and (ii) certain qualified plans. The Participating Insurance Companies hereby solicit and agree to vote at the meeting, to the extent required, the shares of the Fund that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your vote.

            If you are a Variable Contract owner, a voting instruction form is enclosed. When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Fund shares attributable to your Variable Contract on important issues relating to the Fund underlying your Variable Contract. If you are a shareholder, one or more proxy cards are enclosed. The enclosed materials contain information about the Proposals being presented for your consideration. We request your prompt attention and vote by mail using the enclosed voting instruction form(s) or proxy card(s).

            We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the voting instruction form(s)/proxy card(s) and return it (them) in the postage-paid envelope. When Variable Contracts owners return their voting instructions promptly, the Fund may be able to save money by not having to conduct additional solicitations, including having the Participating Insurance Companies forward additional mailings. PLEASE COMPLETE, SIGN AND RETURN each proxy card/voting instruction form you receive.

            We welcome your comments. If you have any questions or would like to quickly vote your shares, call [_________________], our proxy solicitor, toll free at [_________________]. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day.

Separate instructions are listed on the enclosed voting instruction form(s) or proxy card(s).

Franklin Founding Funds Allocation VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust, on behalf of the Franklin Founding Funds Allocation VIP Fund (the “Fund”), has called a Special Meeting of Shareholders (the “Meeting”) of the Fund, which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on January 17, 2019, at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund will be asked to vote on the following Proposals:

            1.         To approve a new Investment Management Agreement with Franklin Advisers, Inc.

            2.         To approve new Subadvisory Agreements as follows (includes three (3) Sub-Proposals):

a.       To approve a new Subadvisory Agreement with Templeton Global Advisors Limited for the management of a foreign strategy sleeve of the Fund.

b.       To approve a new Subadvisory Agreement with Franklin Templeton Institutional, LLC (“FT Institutional”) for the management of an international growth strategy sleeve of the Fund.

c.       To approve a new Subadvisory Agreement with FT Institutional for the management of an investment grade corporate strategy sleeve of the Fund.

3.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

            The shares of the Fund are sold to (i) separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies; and (ii) certain qualified plans. The Participating Insurance Companies, as the shareholders of record of the Fund, hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Fund that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts.

By Order of the Board of Trustees,

Craig S. Tyle

Vice President

[December      , 2018]

Please sign and promptly return all of the voting instruction form(s) in the enclosed self-addressed envelope regardless of the number of shares attributable to your Variable Contract.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON January 17, 2019

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at [http://www.proxyonline.com/docs/FTproxy]. The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions or wish to obtain directions to be able to attend the Meeting and vote in person, please call [_________________], our proxy solicitor, toll free at [_________________].

Franklin Founding Funds Allocation VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

A Special Meeting of Shareholders of the Franklin Founding Funds Allocation VIP Fund (the “Fund”), a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”), will be held on January 17, 2019, to vote on several important proposals that affect the Fund. Please read the enclosed materials and cast your vote on the proxy cards(s) or voting instruction form(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Trust’s Board of Trustees (the “Board”). The Trustees of the Trust, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of the Fund. The Board believes these proposals are in the best interests of shareholders. The Board unanimously recommends that you vote FOR each proposal and sub-proposal.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to complete, sign and return the card/form before mailing it in the postage-paid envelope.

We welcome your comments. If you have any questions or would like to quickly vote your shares, please call [_________________], our proxy solicitor, toll-free at [_________________]. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals. The proposals are described in greater detail in the proxy statement. We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders are being asked to vote on the following Proposals:

1.         To approve a new Investment Management Agreement with Franklin Advisers, Inc. (“FAV”).

2.         To approve new Subadvisory Agreements as follows (includes three (3) Sub-Proposals):

a.       To approve a new Subadvisory Agreement with Templeton Global Advisors Limited (“Global Advisors”) for the management of a foreign strategy sleeve of the Fund.

b.       To approve a new Subadvisory Agreement with Franklin Templeton Institutional, LLC (“FT Institutional”) for the management of an international growth strategy sleeve of the Fund.

c.       To approve a new Subadvisory Agreement with FT Institutional for the management of an investment grade corporate strategy sleeve of the Fund.

3.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

Has the Board approved the proposals?

The Board has unanimously approved each proposal and sub-proposal and recommends that you vote to approve each proposal and sub-proposal.

1.         To approve a new Investment Management Agreement with FAV.

Why is a new investment management agreement being recommended?

A new investment management agreement between FAV and the Trust, on behalf of the Fund (the “New IM Agreement”), is being proposed to reflect engagement of and the payment to FAV for investment management services that FAV is expected to provide to the Fund if the New IM Agreement is approved by shareholders.  Franklin Templeton Distributors, Inc. (“Management”) proposed, and the Board approved, a repositioning of the Fund to transition from a fund of funds with a static allocation to three actively managed underlying funds, to a direct investment fund with an actively managed dynamic allocation strategy (the “Repositioning”).  If approved, FAV would serve as investment manager of the Fund and manage certain investment strategies for the Fund (“sleeves”) alongside other Franklin Templeton Investments subadvisers (“FT Subadvisers”) in a “manager of managers” structure.

Because the Fund currently maintains a static allocation to three actively managed underlying funds, the Fund does not have its own investment manager, nor does it pay investment management fees.  In connection with the Repositioning, shareholders are being asked to approve the New IM Agreement between the Fund and FAV, as well as three Subadvisory Agreements between FAV and other FT Subadvisers for the management of several investment strategy sleeves of the Fund, which are proposed in Sub-Proposals 2(a)-2(c). The New IM Agreement describes the services to be provided by FAV to the Fund, which include investment advisory services as well as administrative services, and the compensation to be paid by the Fund in return for such services. The form of the Amended IM Agreement is included in Exhibit A.

Q&A

-i-

The Fund would pay FAV an overall investment management fee of 0.55% for its management of the Fund. The Fund would not pay any additional investment management fees to FAV for investment strategy sleeves managed by it or for any subadvisory services provided by the FT Subadvisers. The FT Subadviser would be compensated from the investment management fee paid by the Fund to FAV.

If the New IM Agreement is not approved by shareholders, the Fund will not be repositioned.

What effect will the approval of the New IM Agreement with FAV have on the Fund’s management fees and other expenses?

As noted above, because the Fund currently maintains a static allocation to underlying funds, the Fund does not have an investment manager, nor does it pay investment management fees.  Franklin Templeton Services, LLC (“FT Services”) currently provides certain administrative services and facilities for the Fund including monitoring the percentage of the Fund’s assets allocated to the underlying funds and periodically rebalancing the Fund’s portfolio under a Fund Administration Agreement between the Fund and FT Services (the “Administration Agreement”). Pursuant to the Administration Agreement, the Fund pays FT Services a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund during the preceding month.

If the New IM Agreement is approved, the Fund would pay FAV an overall investment management fee of 0.55% for the management of the Fund, which would include investment advisory services as well as administrative services. The Administration Agreement with FT Services would then be terminated and FAV would enter into a sub-administration agreement with FT Services to provide certain administrative services and facilities for the Fund under which FAV would pay FT Services the standard funds’ fee schedule for administrative services.  Accordingly, while the investment management fees would increase due to the new investment advisory services provided directly to the Fund, the total gross and net annual Fund operating expenses of the Fund are expected to decrease, primarily as a result of the decrease in the underlying fund fees and expenses.

2.         To approve new Subadvisory Agreements with Global Advisors and FT Institutional.

Why are new subadvisory agreements with Global Advisors and FT Institutional being recommended?

As noted above, Management proposed, and the Board approved, the Repositioning.  If approved by shareholders, FAV, a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), would serve as investment manager of the Fund and manage investment strategy sleeves of the Fund alongside various FT Subadvisers in a “manager of managers” structure.  A new subadvisory agreement with Global Advisors, and two new subadvisory agreements with FT Institutional, which are also both wholly-owned subsidiaries of Franklin Resources, are being proposed in order to allow Global Advisors and FT Institutional to manage three investment strategy sleeves of the Fund.

What effect, if any, will the approval of the proposed new subadvisory agreements with Global Advisors and FT Institutional have on the Fund’s management fees?

The approval of the proposed new subadvisory agreements with Global Advisors and FT Institutional for the Fund will have no impact on the amount of management fees paid by the Fund or the Fund’s shareholders (beyond those paid to FAV as discussed in Proposal 1) because Global Advisors’ and FT Institutional’s fees will be deducted from the fees FAV, the Fund’s proposed investment manager, would receive from the Fund.

Q&A

-ii-

3.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with Franklin Templeton Investments (“FTI”), and subadvisers that are not affiliated with FTI, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals, particularly in light of the Repositioning of the Fund that would allow FAV to manage investment strategy sleeves of the Fund alongside various FT Subadvisers.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure will not change the fees paid to FAV by the Fund. In order for the Fund to rely on an exemptive order received by FAV from the U.S. Securities and Exchange Commission (the “SEC”) permitting the use of the Manager of Managers Structure, the Fund’s use of the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the Investment Company Act of 1940. The Board determined to seek shareholder approval of the Manager of Managers Structure in connection with this special shareholder meeting, which was called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Who is [_________________]?

[_________________] (the “Solicitor”) is a company that has been engaged by the Trust, on behalf of the Fund, to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with FTI. In order to hold a shareholder meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. Insurance companies may retain the Solicitor themselves to solicit voting instructions from contract owners; that solicitation could include multiple mailings and phone calls to remind variable contract owners to cast their votes by returning their voting instruction forms so that the special shareholder meeting does not have to be adjourned or postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) attributable to your variable annuity or variable life insurance contract on the record date. The record date is November 1, 2018.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid envelope. If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card(s) or voting instruction form(s) and following the on-line instructions. You can also vote your shares in person at the special meeting of shareholders. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at [_________________].

Q&A

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How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction form(s).

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Q&A

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PROXY STATEMENT

TABLE OF CONTENTS

PROPOSAL 1:      TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH

If the New IM Agreement is approved by shareholders, how will the Fund’s expenses change?.. 6

How will the Repositioning be effected?................................................................................. 7

Additional information about the Manager and FT Services...................................................... 7

Are there any material differences between the New IM Agreement and the Current Admin Agreement?   8

PROPOSAL 2:      TO APPROVE NEW SUBADVISORY AGREEMENTS with Global Advisors and FT Institutional (THIS PROPOSAL INVOLVES SEPARATE

VOTES ON SUB-PROPOSALS 2(A), 2(b) AND 2(C))............................................................... 12

Background......................................................................................................................... 12

Why are Global Advisors and FT Institutional recommended to serve as the Fund’s subadvisers? 12

What other investment companies are managed or subadvised by Global Advisors and FT Institutional?   16

What fees were paid by the Fund to affiliates of FAV, Global Advisors and FT Institutional during the most recent fiscal year?................................................................................................................ 16

What is the required vote on Proposal 2?............................................................................... 17

PROPOSAL 3:      TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE

WHEREBY the FUND’S INVESTMENT MANAGER WOULD BE ABLE TO

Franklin Founding Funds Allocation VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

PROXY STATEMENT

¿         INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the “Trust”), on behalf of the Franklin Founding Funds Allocation VIP Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on January 17, 2019 (the “Meeting”), has requested your vote on several matters. Shares of the Fund are sold to (i) separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity or variable life insurance contracts (“Variable Contracts”) issued by the Participating Insurance Company; and (ii) certain qualified plans. As an owner of a Variable Contract, you have the right to instruct the Participating Insurance Company how to vote shares of the Fund attributable to your Variable Contract. Therefore, each Participating Insurance Company hereby solicits voting instructions from the owners of the Variable Contracts issued by such Company with respect to the shares of the Fund attributable to such Variable Contracts.

 For the limited purpose of this proxy statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to the Participating Insurance Companies as direct owners of Fund shares, as well as any other direct shareholders of the Fund, unless the context otherwise requires.

Who is eligible to vote?

Shareholders of record at the close of business on November 1, 2018 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy cards, the voting instruction form(s) and the proxy statement were first mailed to shareholders of record on or about [December     , 2018].

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.         To approve a new Investment Management Agreement with Franklin Advisers, Inc. (“FAV” or the “Manager”).

2.         To approve new Subadvisory Agreements as follows (these Proposals involve separate votes on Sub-Proposals 2(a), 2(b) and 2(c)):

a.       To approve a new Subadvisory Agreement with Templeton Global Advisors Limited (“Global Advisors”) for the management of a foreign strategy sleeve of the Fund.

b.       To approve a new Subadvisory Agreement with Franklin Templeton Institutional, LLC (“FT Institutional”) for the management of an international growth strategy sleeve of the Fund.

c.       To approve a new Subadvisory Agreement with FT Institutional for the management of an investment grade corporate strategy sleeve of the Fund.

3.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

How does the Board of Trustees of the Fund recommend that I vote?

The Board of Trustees of the Trust (the “Board”), unanimously recommend that you vote:

1.         FOR the approval of a new Investment Management Agreement with FAV.

2.         FOR the approval of each new Subadvisory Agreement (these Proposals involve separate votes on Sub-Proposals 2(a), 2(b) and 2(c)).

3.         FOR the approval of the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card/voting instruction form.

For Variable Contract Owners: Voting instruction forms that are properly signed, dated and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on any of the Proposals 1 through 3, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of the Fund for which signed voting instructions forms are received but without specified instructions will be voted FOR the Proposal(s) or Sub-Proposal(s). Any shares of the Fund for which no voting instructions are received generally will be voted by the Participating Insurance Company in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of Fund shares may determine the outcome of the vote on a Proposal or Sub-Proposal. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

 For Direct Owners (and not Variable Contract Owners): Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on all of the Proposals and Sub-Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposal(s) or Sub-Proposal(s) but not all of the Proposal(s) and Sub-Proposal(s), your proxy will be voted as specified on such Proposal(s) and Sub-Proposals and, on the Proposal(s) and Sub-Proposal(s) for which no vote is specified, your proxy will be voted FOR all of the Proposals and Sub-Proposals. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals and Sub-Proposals on which you are entitled to vote, your proxy will be voted FOR all of the Proposals and Sub-Proposals on which you are entitled to vote.

May I revoke my proxy?

If you are a Variable Contact owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting. Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of November 1, 2018, and a valid picture identification, such as a driver’s license or passport, for admission at the Meeting. Shareholders without proof of ownership and identification will not be admitted.

Who will pay proxy solicitation costs?

            The costs of soliciting proxies, including the fees of a proxy soliciting agent, will be borne approximately 50% by the Fund and 50% by FAV. However, in light of the current expense waivers that are in place for the Fund, FAV or an affiliate will ultimately pay the Fund’s portion of the expenses. For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

¿         THE PROPOSALS

PROPOSAL 1:            TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN ADVISERS, INC.

The Board unanimously recommends that the shareholders of the Fund approve a new Investment Management Agreement with FAV.

Background

            The Fund is currently structure as a “fund of funds” meaning that it seeks to achieve its investment goals by investing its assets in a combination of the Franklin Income VIP Fund (33 1/3%), Franklin Mutual Shares VIP Fund (33 1/3%) and Templeton Growth VIP Fund (33 1/3%) (the “Underlying Funds”). The Fund makes equal allocations to each of the Underlying Funds on a fixed percentage basis. The administrator rebalances the Fund’s investments in the Underlying Funds periodically and may recommend to the Fund’s Board additional or different Underlying Funds for investment (without the approval of shareholders). These Underlying Funds, in turn, invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed income and money market securities, each following a value oriented approach.

            As a shareholder of the Underlying Funds, the Fund pays, indirectly through its investments, a proportionate share of the expenses of such Underlying Funds (hereafter referred to as “acquired fund expenses”). These acquired fund expenses make up a significant portion of the Fund’s total expenses. Franklin Templeton Distributors, Inc. (“Management”) believes that the overall investment goals of the Fund are viable and provide important investment options for shareholders, but that the Fund can potentially operate more efficiently and cost effectively. Management anticipates that the Repositioning from a static allocation fund of funds to a direct investment allocation fund would eliminate a substantial portion of the acquired fund expenses currently paid by the Fund and, as a result, reduce the Fund’s total expenses.  The repositioned Fund would continue to provide broad asset allocation, but would do so using the latest active allocation and monitoring processes.

            Management also believes that the Repositioning will enable the Fund to be more widely distributed across insurance company platforms and, therefore, potentially reduce the Fund’s overall expenses through economies of scale. In addition, Management believes that the transition from a fund of funds to direct investments would allow the Fund’s portfolio managers to provide a greater degree of diversification across asset classes and strategies, better tailor the Fund’s portfolio to achieve its investment goals and reduce the volatility of the Fund’s returns.

            Currently, Franklin Templeton Services, LLC (“FT Services”) rebalances the Fund’s investments in the Underlying Funds periodically for a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund pursuant to an administration agreement between FT Services and the Fund (the “Current Admin Agreement”).  The Fund would need to enter into an investment management agreement to utilize the proposed direct investment allocation approach and directly purchase and sell securities and other investments (rather than indirectly through various Underlying Funds) and directly manage asset allocations.  The proposed investment management agreement between FAV and the Fund (the “New IM Agreement”) describes the services that would be provided by FAV to the Fund, which would include investment advisory services as well as administrative services, and the compensation to be paid by the Fund in return for such services. A copy of the form of the New IM Agreement, between the Trust and FAV is attached hereto as Exhibit A. The investment management fee under the New IM Agreement would be 0.55% of the average daily net assets of the Fund, which would be a new fee for the Fund.  This change also would include a change to the current expense limitation, as more fully described below.  In addition, if shareholders approve the New IM Agreement, the Current Admin Agreement between the Fund and FT Services would be terminated.1

            If the New IM Agreement is approved, Management anticipates that the Repositioning will decrease the overall fees and expenses of Fund. Management expects that the combination of the new investment management fee, including the modified expense limitation, and the reduction of acquired fund fees and expenses will cause the total gross and net annual Fund operating expenses of each class of the Fund (as reported in the Fund’s Annual Fund Operating Expenses in its Prospectus) to decrease by approximately 0.17% and 0.19%, respectively, during the first year after the Repositioning.

            Management proposed the approval of the New IM Agreement to the Board in conjunction with the Repositioning, as more fully described below. The Board voted to approve the New IM Agreement and the Repositioning, and is recommending that shareholders approve the New IM Agreement.

1 FAV would enter into a sub-administration agreement with FT Services to provide certain administrative services and facilities for the Fund under which FAV would pay FT Services the standard funds’ fee schedule for administrative services

How will the Fund be managed after the Repositioning?

             If the New IM Agreement is approved by shareholders, Management anticipates converting the Fund’s current fund of funds structure to a direct investment fund with an actively managed dynamic allocation strategy. The repositioned Fund would typically maintain overall target net asset weightings of 60% in equity investments and 40% in fixed income investments, with the ability to vary from each of these weightings by 5% under normal market conditions. The Fund also expects to maintain non-U.S. exposure generally in the range of 10% to 30% of its net assets, with a maximum emerging markets exposure target of 5%. Both the equity portion of the Fund and the fixed income portion could have non-U.S. exposure.  FAV would serve as investment manager of the Fund, and FAV and various FT Subadvisers would manage investment strategy sleeves of the Fund in a “manager of managers” structure.

            The Franklin Templeton Multi-Asset Solutions team of FAV would manage the Fund by employing a portfolio construction process and making tactical adjustments to it from time to time, including using derivatives for efficiency in executing these “overlay” adjustments at the Fund level. The primary purpose of the overlay adjustments would be to manage risk exposures, e.g., to reduce equity market exposure during times of extreme market volatility without impacting management of the underlying strategies. FAV would also make and adjust allocations among the sleeves, allocations between equity and fixed income, and between U.S. and non-U.S. investments. Overall, the repositioned Fund is expected to have a greater allocation to fixed income than the current Fund, as well as a higher allocation to U.S. investments.  Management believes that the overall risk profile of the Fund would not change materially as a result of the Repositioning, and may decrease moderately under normal market conditions.

            The strategy sleeves would include U.S. Smart Beta Equity, Franklin Total Return, Franklin Growth Strategy, Templeton Foreign,2 Franklin International Growth, 3 Franklin U.S. Government Securities, Franklin Rising Dividends, Investment Grade Corporate4 and Templeton Global Bond.  Unless indicated, the individual strategy sleeves would be managed by FAV.  Allocations to the individually managed sleeves are anticipated to range typically between 5% to 20%, but would vary with market conditions; however, no sleeve would constitute a majority of the Fund’s assets.  Additional information regarding each sleeve is included in Exhibit B.

            As noted above, Management believes the changes would: (1) continue to provide broad asset allocation, but would do so using the latest active allocation and monitoring processes; (2) enable the Fund to be more widely distributed across insurance company platforms and reduce the Fund’s overall expenses; and (3) allow the Fund’s portfolio managers to provide a greater degree of diversification across asset classes and strategies, better tailor the Fund’s portfolio to achieve its investment goals, and reduce the volatility of the Fund’s returns. [If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its Current Admin Agreement and the repositioning would not occur.]  The Board would need to consider what steps to take with respect to the ongoing management of the Fund.

2 This strategy would be managed by Global Advisors pursuant to a subadvisory agreement between FAV and Global Advisors, subject to shareholder approval in Sub-Proposal 2(a).

3 This strategy would be managed by FT Institutional pursuant to a subadvisory agreement between FAV and FT Institutional, subject to shareholder approval in Sub-Proposal 2(b).

4 This strategy would be managed by FT Institutional pursuant to a subadvisory agreement between FAV and FT Institutional, subject to shareholder approval in Sub-Proposal 2(c).

If the New IM Agreement is approved by shareholders, how will the Fund’s expenses change?

            In connection with the Repositioning, the Board is recommending that shareholders approve the New IM Agreement, which includes an investment management fee of 0.55% of the average daily net assets of the Fund.  As of August 31, 2018, the net assets of the Fund were $923 million.  Pursuant to the Current Admin Agreement, the Fund pays FT Services an administrative fee of 0.10% of the average daily net assets of the Fund.  The aggregate amount of administrative fees paid by the Fund to FT Services for the fiscal year ended December 31, 2017 was $1,018,274.  The New IM Agreement includes investment advisory services as well as administrative services, and, accordingly, if shareholders approve the New IM Agreement, the Current Admin Agreement between the Fund and FT Services would be terminated.

            Had the Repositioning been in effect for the fiscal year ended December 31, 2017, the aggregate amount of investment management fees, excluding waivers, payable to FAV from the Fund would have been $[                    ]; amounting to an increase to the management fees, after accounting for the termination of the Current Admin Agreement and the administrative fees being paid through the New IM Agreement, of [      ]% of the average net assets for the Fund.  Although the management fees would have been higher if the Repositioning had been in effect, the Fund’s indirect expenses, in the form of acquired fund expenses, would have been reduced in an amount greater than the increased investment management fees, as illustrated in the table below.

            The contractual fee waiver currently in place limits common expenses (i.e., a combination of administration fees and other expenses but excluding Rule 12b-1 fees, acquired fund expenses and certain non-routine expenses or costs, including those related to litigation, indemnification, reorganizations and liquidations) for each class of the Fund to 0.10%.  The current fee waiver is due to expire April 30, 2019. Notably this current fee waiver does not apply to the acquired fund expenses, meaning the Fund must also bear indirectly the full cost of acquired fund expenses. In contrast, in connection with the Repositioning, FAV has contractually agreed to waive fees and reimburses expenses so that the total annual operating expenses of the Fund (not including Rule 12b-1 fees, but including acquired fund expenses) do not exceed 0.57%.

            [The following tables compare the current fees and expenses (as of September 30, 2018) of the Fund as a percentage of daily net assets to the estimated expenses on a pro forma basis assuming completion of the Repositioning:]

	Class 1		Class 2		Class 4
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
Management fees	None	0.55%	None	0.55%	None	0.55%
Distribution and service (12b-1) fees	None	None	0.25%	0.25%	0.35%	0.35%
Other expenses	0.12%	0.03%	0.12%	0.03%	0.12%	0.03%
Acquired fund fees and expenses	0.66%	0.03%	0.66%	0.03%	0.66%	0.03%
Total annual Fund operating expenses	0.78%	0.61%	1.03%	0.86%	1.13%	0.96%
Fee waiver and/or expense reimbursement*	-0.02%	-0.04%	-0.02%	-0.04%	-0.02%	-0.04%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.76%	0.57%	1.01%	0.82%	1.11%	0.92%

* Currently, FT Services has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b‑1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.10% until April 30, 2019.  If the New IM Agreement is approved, Management will waive fees and reimburses expenses so that the total annual operating expenses of the Fund (not including Rule 12b-1 fees, but including acquired fund fees and expenses) do not exceed 0.57%.

     The following Examples are intended to help you compare the cost of investing in the Fund currently and on a pro forma basis, assuming completion of the Repositioning, as of September 30, 2018. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Examples reflect adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class 1	1 Year	3 Years	5 Years	10 Years
Current	$80	$249	$433	$966
Pro Forma	$[ ]	$[ ]	$[ ]	$[ ]
Class 2	1 Year	3 Years	5 Years	10 Years
Current	$105	$328	$569	$1,259
Pro Forma	$[ ]	$[ ]	$[ ]	$[ ]
Class 4	1 Year	3 Years	5 Years	10 Years
Current	$115	$359	$622	$1,375
Pro Forma	$[ ]	$[ ]	$[ ]	$[ ]

How will the Repositioning be effected?

     If the New IM Agreement is approved by the Fund’s shareholders, FAV anticipates that, to effect the Repositioning, the Fund will redeem its investments in each of the Underlying Funds in cash.  The Fund will bear any transaction costs realized in connection with the reinvestment of the redemption proceeds received from the Underlying Funds. Management considered the potential tax consequences to the Underlying Funds that could result from the Fund redeeming its investments in cash. Such tax consequences arise because of embedded unrealized capital gains in the portfolio holdings of the Underlying Funds that will be realized when such holdings are sold. Insurance companies offer variable annuity and variable life insurance products (“Contracts”) to investors through separate accounts. When shares of the Fund or Underlying Funds are investment options of Contracts, separate accounts and not the owners of the Contracts, are generally the shareholders of the Fund or Underlying Funds. As a result, it is anticipated that any income dividends or capital gains distributions paid by the Fund or an Underlying Fund as a result of the Repositioning or ordinary portfolio turnover will be exempt from current taxation to the purchaser of such Contracts if left to accumulate within a Contract. Therefore, Management believes that neither the shareholders of the Fund nor the shareholders of the Underlying Funds will be materially impacted by the capital gains realized as a result of the Repositioning of the Fund.

Additional information about the Manager and FT Services

FAV, located at One Franklin Parkway, San Mateo, California 94403-1906, is organized as a California corporation and is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). As of [_____] [___], FAV managed approximately $[____] billion in assets.  FAV is wholly-owned by Franklin Resources, which is a publicly held corporation.  The name, address and principal occupation of the principal executive officers and directors of FAV are as follows:

Name	Address	Principal Occupation
Rupert H. Johnson, Jr. Director	One Franklin Parkway San Mateo, CA 94403-1906

Director of FAV; Vice Chairman and Director, Franklin Resources; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton Investments.

Edward B. Jamieson President, Chief Investment Officer And Director	One Franklin Parkway San Mateo, CA 94403-1906

President, Chief Investment Officer and Director, FAV; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton Investments.

Christopher J. Molumphy Director and Executive Vice President	One Franklin Parkway San Mateo, CA 94403-1906	Director and Executive Vice President, FAV; and officer of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton Investments.
Kenneth A. Lewis Chief Financial Officer	One Franklin Parkway San Mateo, CA 94403-1906

Chief Financial Officer, FAV; Executive Vice President and Chief Financial Officer of Franklin Resources; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources

John M. Lusk Director And Vice President	One Franklin Parkway San Mateo, CA 94403-1906	Director and Vice President, FAV; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources

FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly-owned subsidiary of Franklin Resources and an affiliate of FAV.  FT Services serves as the Fund’s administrator pursuant to the Current Admin Agreement dated April 17, 2012. The Trust’s Board most recently voted to renew the Current Admin Agreement on April 17, 2018.

Are there any material differences between the New IM Agreement and the Current Admin Agreement?

The New IM Agreement and Current Admin Agreement for the Fund are substantially similar with respect to the provision of administrative services, except for non-material revisions to conform the descriptions of such services with the latest forms of investment management agreements used across the FTI fund complex and the removal of provisions regarding monitoring and rebalancing the Fund’s allocation to Underlying Funds in light of the Repositioning.  The remaining material differences relate to the provision of investment advisory services that would be provided to the Fund as a result of the transition from a fund of funds to a direct investment structure.  These provisions are common in the latest forms of investment management agreements used across the FTI fund complex and are described in more detail below, including a provision to reflect the ability of the Fund to operate in a “manager of managers” structure, which is subject to shareholder approval and discussed in Proposal 3.  If the New IM Agreement is approved by shareholders but the manager of managers structure discussed in Proposal 3 is not, the provisions of the New IM Agreement would generally require the approval of the Fund’s shareholders for the investment manager to enter into new or amended subadvisory agreements.

What are the material terms of the New IM Agreement?

Below is a summary of the material terms of the New IM Agreement. The following discussion is qualified in its entirety by reference to the form of the IM Agreement attached as Exhibit A to this proxy statement.

Services.  The investment management services for which FAV is responsible for providing to the Fund in the New IM Agreement are new.  FAV would be responsible for managing the Fund’s assets subject to and in accordance with the Fund’s investment goals and policies, the terms of the Agreement, and any directions which the Board may issue from time to time.  In addition, FAV would make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of the Fund’s investment securities, and will take such steps as may be necessary to implement the same. Further, FAV, its officers and employees would be responsible under the IM Agreement to make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

FAV also will be responsible during the term of the New IM Agreement, as it is under the Current Admin Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following administrative services to the Fund to the extent that any such services are not otherwise provided by any subadviser or other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Management Fees. Pursuant to the New IM Agreement, the annual rate of the fee payable to FAV by the Fund under the New IM Agreement would be 0.55% of the Fund’s average daily net assets for investment management and administrative services, whereas the Fund currently pays FT Services 0.10% of the Fund’s average daily net assets for administrative services.  If the New IM Agreement is approved by shareholders, the Fund’s Current Admin Agreement will be terminated.

Fund Expenses. The New IM Agreement includes a general list of expenses that are payable by the Fund.

Brokerage. In light of the new investment management services that would be provided under the New IM Agreement, FAV will seek to obtain the best net price and execution for the Fund. The New IM Agreement recognizes that FAV may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” provided by that broker.

Proxy Voting. In light of the transition to direct investments, the New IM Agreement provides that all decisions on proxy voting with respect to the Fund’s portfolio securities will be made by FAV, unless the Board determines otherwise.

Delegation. The New IM Agreement includes a provision that reflects the ability of the Fund to operate in a “manager of managers” structure, as discussed in Proposal 3, and delegate services to one or more subadvisers.

Limitation of Liability. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New IM Agreement on the part of FAV, FAV shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. The same limitation of liability with respect to FT Services’ provision of administrative services is included in the Current Admin Agreement.

Continuance. If shareholders of the Fund approve the New IM Agreement, such agreement shall become effective on the date written and shall continue in effect for [two (2)] years thereafter, unless sooner terminated as provided under the New IM Agreement and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the New IM Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on the New IM Agreement.

Termination. Both the New IM Agreement and the Current Admin Agreement may at any time be terminated without the payment of any penalty by the vote of the Board on 60 days’ written notice.  The New IM Agreement may also be terminated without payment of any penalty by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on 60 days’ written notice to FAV; shall immediately terminate with respect to the Fund in the event of its assignment; and may be terminated by FAV on 60 days’ written notice to the Fund.

What other investment companies are managed or subadvised by FAV?

Following is a list of funds that are managed by FAV that have investment objectives and strategies similar to the Fund.

Name of Fund	Net Assets (in millions) as of 9/30/18)	Investment Management Fee (annually, as a % of average daily net assets)

What fees were paid by the Fund to affiliates of FAV during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of FAV during the Fund’s most recently completed fiscal year is provided below under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What did the Board consider when it approved the New IM Agreement?

[To be included in definitive]

What is the required vote on Proposal 1?

The New IM Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the 1940 Act. The vote of a “majority of the outstanding voting securities” of the Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (the “1940 Act Vote”).

When will the Proposal take effect?

             If the shareholders of the Fund approve the Proposal, the Portfolio will effect the Repositioning on or about May 1, 2019, to coincide with the annual update of the registration statement for the Fund. If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its Current Admin Agreement and the repositioning of the Fund will not take effect.  The Board would then need to consider what steps to take with respect to the ongoing management of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:            TO APPROVE NEW SUBADVISORY AGREEMENTS with Global Advisors and FT Institutional (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 2(A), 2(b) AND 2(C))

            The Board, on behalf of the Fund, unanimously recommends, in conjunction with the approval of Proposal 1, that shareholders of the Fund vote to approve one (1) new Subadvisory Agreement between FAV, as investment manager for the Fund, and Global Advisors (the “Global Subadvisory Agreement”), and vote to approve two (2) new Subadvisory Agreements between FAV, as investment manager for the Fund, and FT Institutional (the “FT Subadvisory Agreements”).

Background

            As noted above, Management proposed, and the Board approved, the Repositioning.  If approved by shareholders, FAV would serve as investment manager of the Fund and manage investment strategy sleeves of the Fund alongside various FT Subadvisers in a “manager of managers” structure.  Certain sleeves within the repositioned Fund would be managed by FAV, while others would be managed by FT Subadvisers pursuant to subadvisory agreements between FAV and the respective FT Subadviser. The Fund would pay FAV an overall investment management fee of 0.55% of the Fund’s average daily net assets for its management of the Fund.  For a strategy sleeve managed by FAV, the Fund would not pay any additional investment management fees or separate subadvisory fees to FAV. For a strategy sleeve managed by an FT Subadviser, the FT Subadviser would be compensated from the investment management fee paid by the Fund to FAV. Management is proposing that three new subadvisory agreements be approved in connection with the repositioning of the Fund. The names of the strategy sleeves, the proposed FT Subadviser and the proposed subadvisory fee rates are set forth in the table below.

Sub-Proposal	Strategy Sleeve	FT Subadviser	Proposed Subadvisory Fee Rate
2(a)	Templeton Foreign	Global Advisors	0.25%
2(b)	Franklin International Growth	FT Institutional	0.25%
2(c)	Investment Grade Corporate	FT Institutional	0.40%

Why are Global Advisors and FT Institutional recommended to serve as the Fund’s subadvisers?

            Global Advisors and FT Institutional are recommended to serve as the Fund’s subadvisers in order to allow them to manage investment strategy sleeves of the Fund alongside FAV in a “manager of managers” structure.  Additional information regarding the specific sleeves and their management is provided below:

            Sub-Proposal 2(a): Templeton Foreign Strategy (Global Advisors):  The strategy seeks long-term capital growth by investing predominantly in foreign securities which are predominantly equity securities of companies located outside of the U.S., including developing markets.  The strategy is managed by Tucker Scott, Norman Boersma, Heather Arnold, Christopher James Peel and Herbert J. Arnett Jr.

            Sub-Proposal 2(b): Franklin International Growth Strategy (FT Institutional):  The strategy seeks capital appreciation by investing predominantly in the equity securities of mid-and large capitalization companies outside the U.S. with long-term growth potential.  The strategy is managed by Don Huber and John Remmert.

            Sub-Proposal 2(c): Investment Grade Corporate Strategy (FT Institutional):    The strategy seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing predominantly in investment grade corporate debt securities and investments. The strategy may invest a significant part of its net assets in foreign securities, including those in developing markets, and a portion of its net assets in non-U.S. dollar denominated securities.  The strategy is managed by Marc Kremer and Shawn Lyons.

            Management believes it is in the best interests of the Fund’s shareholders for Global Advisors and FT Institutional to manage the sleeves of the Fund discussed above.  In order for Global Advisors and FT Institutional to serve as subadvisors for the Fund, shareholders of the Fund are being asked to approve the Global Subadvisory Agreement and FT Subadvisory Agreements. A form of subadvisory agreement is included as Exhibit C to this proxy statement.  The only differences between the Global and FT Subadvisory Agreements are the subadvisory fee rates for the different strategy sleeves as noted in the table above.

            The addition of Global Advisors and FT Institutional as subadvisers to the Fund will have no impact on the amount of investment management fees that are paid by the Fund or Fund shareholders (other than the increase discussed in Proposal 1) because Global Advisors’ and FT Institutional’s fees will be deducted from the fees that FAV receives from the Fund.  If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its Current Admin Agreement and the repositioning of the Fund, including the Global Subadvisory Agreement and FT Subadvisory Agreements, will not take effect.  The Board would then need to consider what steps to take with respect to the ongoing management of the Fund.

Additional Information about FAV

            Information regarding FAV, the investment manager proposed for the Fund, is described above in Proposal 1.

Additional Information about Global Advisors

            Global Advisors, with its principal offices at Cannon Place, Lyford Cay, Nassau, Bahamas, is organized as a Bahamian corporation, and is registered as an investment adviser with the SEC. On October 23, 2018, the Board voted to approve the Global Subadvisory Agreement and to submit the Global Subadvisory Agreement to the Fund’s shareholders for approval.

            Global Advisors is a wholly-owned subsidiary of Templeton Global Holdings Limited, and an indirect wholly-owned subsidiary of Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officer and each director of Global Advisors. Unless otherwise noted, the business address of the principal executive officer and each director in the table below is Lyford Cay, Nassau, Bahamas.

Name	Principal Occupation

Additional Information about FT Institutional

            FT Institutional, with its principal offices at 280 Park Avenue, New York, New York 10017, is organized as a Delaware limited liability company, and is registered as an investment adviser with the SEC. On October 23, 2018, the Board voted to approve each FT Subadvisory Agreement and to submit each FT Subadvisory Agreement to the Fund’s shareholders for approval.

            FT Institutional is a wholly-owned subsidiary of Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officer and each director of FT Institutional. Unless otherwise noted, the business address of the principal executive officer and each director in the table below is 280 Park Avenue, New York, New York 10017.

Name	Principal Occupation

What are the material terms of the Global and FT Subadvisory Agreements?

            Below is a summary of the material terms of each Subadvisory Agreement. The following discussion is qualified in its entirety by reference to the form of Subadvisory Agreement attached as Exhibit C to this proxy statement. The only differences between the Global and FT Subadvisory Agreements are the subadvisory fee rates for the different strategy sleeves as noted in the table below.

            Services. Subject to the overall policies, direction and review of the Board and subject to the instructions and supervision of FAV, Global Advisors and FT Institutional, pursuant to their respective Subadvisory Agreements, will provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.

            Subadvisory Fees. Global Advisors’ and FT Institutional’s provision of subadvisory services to the Fund will have no impact on the amount of investment management fees that are paid by the Fund or the fees paid by Fund shareholders (other than the increase discussed in Proposal 1) because the fees that are received by Global Advisors and FT Institutional with respect to each applicable Subadvisory Agreement will be paid directly by FAV. If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its Current Admin Agreement and the repositioning of the Fund, including the Global Subadvisory Agreement and FT Subadvisory Agreements, will not take effect.  The Board would then need to consider what steps to take with respect to the ongoing management of the Fund.

            Under each Subadvisory Agreement, FAV would pay Global Advisors or FT Institutional a subadvisory fee based on a percentage of the average daily net assets allocated to the subadviser for the specific strategy sleeve. The names of the strategy sleeves, subadvisers and proposed subadvisory fee rates are set forth in the table below.

Sub-Proposal	Strategy Sleeve	FT Subadviser	Proposed Subadvisory Fee Rate
2(a)	Templeton Foreign	Global Advisors	0.25%
2(b)	Franklin International Growth	FT Institutional	0.25%
2(c)	Investment Grade Corporate	FT Institutional	0.40%

            Payment of Expenses. During the term of each Subadvisory Agreement, Global Advisors and FT Institutional will each pay all expenses incurred by it in connection with the services to be provided by it under the applicable Subadvisory Agreement, other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

            Brokerage. Global Advisors and FT Institutional will each seek to obtain the most favorable price and execution available when placing trades for the Fund’s portfolio transactions. The Global and FT Subadvisory Agreements each recognize that Global Advisors and FT Institutional may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, in accordance with the Fund’s policies and procedures, the terms of the Fund’s proposed New IM Agreement, the Fund’s prospectus and Statement of Additional Information, and applicable law.

            Limitation of Liability. Each Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of Global Advisors or FT Institutional, neither Global Advisors or FT Institutional nor any of its directors, officers, employees or affiliates will be subject to liability to FAV, the Fund, or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

            Continuance. If shareholders of the Fund approve a Subadvisory Agreement, the Subadvisory Agreement will continue in effect for two years from the date of its execution, unless earlier terminated. The applicable Subadvisory Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and either (a) a 1940 Act Majority Vote of the Fund’s shareholders, or (b) a majority of the Board as a whole.

            Termination. Each Subadvisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board upon written notice to FAV and Global Advisors or FT Institutional, as applicable, or by a 1940 Act Majority Vote of the Fund’s shareholders, or (ii) by FAV, Global Advisors or FT Institutional, as applicable, upon not less than sixty (60) days’ written notice to the other party.

What other investment companies are managed or subadvised by Global Advisors and FT Institutional?

            Following is a list of funds that are managed or subadvised by Global Advisors and FT Institutional that have investment objectives and strategies similar to the strategy sleeve proposed for the Fund.

Sub-Proposal 2(a): Global Advisors (Templeton Foreign)
Name of Comparable Fund	Net Assets of Fund (in millions) (as of 9/30/18)	Annual Investment Management/Subadvisory Fee	Investment Management/ Subadvisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)

Sub-Proposal 2(b): FT Institutional (Franklin International Growth)
Name of Comparable Fund	Net Assets of Fund (in millions) (as of 9/30/18)	Annual Investment Management/Subadvisory Fee	Investment Management/ Subadvisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)

Sub-Proposal 2(c): FT Institutional (Investment Grade Corporate)
Name of Comparable Fund	Net Assets of Fund (in millions) (as of 9/30/18)	Annual Investment Management/Subadvisory Fee	Investment Management/ Subadvisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)

What fees were paid by the Fund to affiliates of FAV, Global Advisors and FT Institutional during the most recent fiscal year?

            Information regarding the fees paid by the Fund to affiliates of FAV, Global Advisors and FT Institutional during the Fund’s most recently completed fiscal year is provided below, under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What did the Board consider when it approved the Subadvisory Agreements?

[To be included in definitive]

What is the required vote on Proposal 2?

            Proposal 2 consists of three Sub-Proposals.  Sub-Proposals 2(a), 2(b) and 2(c) will each be voted on separately by the shareholders of the Fund. Each Sub-Proposal and corresponding Subadvisory Agreement must be approved by the affirmative 1940 Act Majority Vote of shareholders of the Fund. If approved for the Fund, each Subadvisory Agreement is anticipated to become effective on or about May 1, 2019, to coincide with the annual update of the registration statement for the Fund. If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its Current Admin Agreement and the repositioning of the Fund will not take effect.  The Board would then need to consider what steps to take with respect to the ongoing management of the Fund.

            If any of Sub-Proposals 2(a), 2(b) or 2(c) are not approved by shareholders of the Fund, the Board will consider what further actions to take, which may include, if Proposal 3 is approved by shareholders, hiring Global Advisors or FT Institutional as a subadviser and providing notice of such hiring to the Fund’s shareholders pursuant to the Order.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” EACH OF

SUB-PROPOSAL 2(a), SUB-PROPOSAL 2(b)

and SUB-PROPOSAL 2(c)

PROPOSAL 3:            TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY the FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to the New IM Agreement submitted for shareholder approval in Proposal 1, FAV would be responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Trust’s Board.

FAV is wholly-owned by Franklin Resources. Many of Franklin Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Franklin Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters. Depending on the strategy, the Fund’s investment manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to Fund shareholders the full benefit of the global resources of Franklin Resources. Alternatively, the Fund’s investment manager may wish to provide the Fund with the skill and expertise of a subadviser that is not affiliated in any way with Franklin Resources or the Fund’s investment manager.

The provisions of the 1940 Act that apply to the Fund require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to FAV that permits FAV, and any Investment Manager Affiliates and any existing or future registered open-end investment company or series advised by FAV or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the independent trustees (the “Independent Trustees”), and certain other conditions. The Order would allow the Fund’s investment manager to hire, without shareholder approval, new subadvisers that are affiliated with the investment manager (e.g., the investment manager and the subadviser are both wholly-owned by Franklin Resources), and new subadvisers that are not affiliated with the investment manager in any way (the “Manager of Managers Structure”). Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by a 1940 Act Vote.

Why am I being asked to vote on this Proposal?

The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with the Meeting, which otherwise was called to vote on the New IM Agreement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund. In addition, as discussed in Proposals 1 and 2, Management proposed repositioning the Fund to allow FAV to manage investment strategy sleeves of the Fund alongside various FT Subadvisers in a “manager of managers” structure.  The process of seeking shareholder approval in the future to add an FT Subadviser to manage a sleeve of the Fund could cause delays in executing changes that the Board and investment manager have determined are in the best interests of the Fund. Seeking shareholder approval, as being done in Proposal 2, typically involves additional expenses, such as hiring a proxy solicitor.

Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Fund’s Independent Trustees, subadvisers selected by the Fund’s investment manager could immediately manage the Fund’s assets. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser. Any new fund launched by FTI typically will allow for the Manager of Managers Structure.

The investment manager for the Fund currently does not intend to use the Manager of Managers Structure to add subadvisers for the Fund unless any of Sub-Proposals 2(a), 2(b) and 2(c) are not approved by shareholders of the Fund.  However, as noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or if the Fund’s investment manager believes it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate to manage a sleeve of the Fund after the Repositioning.  If the Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval. For example, as discussed in Proposal 2, shareholders of the Fund are being asked to approve three new subadvisory agreements for the Fund.   If the Fund had been authorized to use the Manager of Managers Structure, shareholder approval of the subadvisory agreements with Global Advisors and FT Institutional would not be necessary.

How will the Manager of Managers Structure operate?

Under the Manager of Managers Structure, the investment manager of the Fund will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board of the Fund, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement.

Under the Manager of Managers Structure, the Fund’s investment manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Fund’s investment manager, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goals, policies and restrictions. In addition, subject to the review by the Board, the Fund’s investment manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of the Fund’s investment manager or material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If the Fund’s investment manager, with the approval of the Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Fund’s investment manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

How does this Proposal affect my fees as a shareholder of the Fund?

Approval of this Proposal will not affect your fees as a shareholder of the Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund. Further shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 3 is approved for the Fund, and the Board and investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met. Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to appoint additional subadvisers, particularly in light of the Repositioning of the Fund.

What is the required vote on Proposal 3?

For Proposal 3, before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the 1940 Act Vote of the Fund’s shareholders.

If Proposal 3 is not approved by the Fund’s shareholders, then the Fund’s investment manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

¿         ADDITIONAL INFORMATION ABOUT THE FUND

The Administrator. Pursuant to the Administration Agreement, FT Services provides certain administrative services and facilities for the Fund including monitoring the percentage of the Fund’s assets allocated to the Underlying Funds and periodically rebalancing the Fund’s portfolio.  FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly-owned subsidiary of Franklin Resources and an affiliate of FAV, the Fund’s proposed investment manager. Pursuant to the Administration Agreement, the Fund pays FT Services a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund during the preceding month.  FT Services received $845,533 in fees ($1,018,274 before fee waiver) in connection with its services under the Administration Agreement during the Fund’s most recently completed fiscal year ended December 31, 2017.   If the New IM Agreement is approved, the Administration Agreement would be terminated and FAV would enter into a sub-administration agreement with FT Services to provide certain administrative services and facilities for the Fund under which FAV would pay FT Services the standard funds’ fee schedule for administrative services.

The Underwriter. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“FT Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares.

 For the fiscal year ended December 31, 2017, the aggregate amount of Rule 12b-1 fees received by FT Distributors from the Class 2 and Class 4 shares of the Fund were $1,206,639 and $1,878,711, respectively, substantially all of which fees were paid to insurance companies or their affiliates.

 FT Distributors does not receive compensation from the Fund for acting as the principal underwriter for the Class 1 shares of the Fund.

 FT Distributors will continue to act as principal underwriter for the Fund after approval of the New IM Agreement and FT and Global Subadvisory Agreements.

The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313. FTIS received $[_______] in fees in connection with its services as transfer agent and shareholder servicing agent for the Fund during its most recently completed fiscal year ended December 31, 2017.  FTIS will continue to act as transfer agent and shareholder servicing agent for the Fund after approval of the New IM Agreement and FT and Global Subadvisory Agreements.

The Custodian. FTIS, as the transfer agent for the underlying FTI funds, effectively acts as the Fund’s custodian with respect to these assets and holds the shares of the Underlying Funds on behalf of the Fund on FTIS’ books.  The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund’s cash and other investments, other than shares of the Underlying Funds.

Other Matters. The Fund’s audited financial statements and annual report for its fiscal year ended December 31, 2017, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please contact your financial advisor, the Participating Insurance Company offering your Variable Contract, call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of the Fund as of November 1, 2018 (the “Record Date”), are set forth in Exhibit D.

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of the Fund are set forth in Exhibit E. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit E, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

In addition, to the knowledge of the Fund’s management, as of the Record Date, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund and each class thereof.

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices as follows: Franklin Founding Funds Allocation VIP Fund— One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

¿         FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. [_________________] (the “Solicitor”) has been engaged to assist in the solicitation of proxies from the Participating Insurance Companies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be approximately $140,000 and will be borne approximately 50% by the Fund and 50% by FAV or its affiliates. Any costs borne by the Fund will be borne indirectly by Variable Contract owners as beneficial owners of the Fund’s shares and by other shareholders as beneficial owners of the Fund’s shares.  However, in light of the current expense waivers that are in place for the Fund, FAV or an affiliate will ultimately pay the Fund’s portion of the expenses.

The Participating Insurance Companies may also engage their own solicitors (which may include the Solicitor) to solicit voting instructions from Variable Contract owners. Such costs, including the fees of a proxy soliciting agent, if any, will be borne by the Participating Insurance Company, although FTIS, or an affiliate, may reimburse certain of their expenses. The Fund expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation from the Fund for their services, may solicit proxies and voting instructions in person or by telephone, electronic means or telegram. However, if the Fund believes that additional solicitation is necessary, the Fund may engage certain financial services firms and their representatives, who will be compensated by the Fund for their services, which may include soliciting proxies and voting instructions in person or by telephone, electronic means or telegram.

 As the date of the Meeting approaches, certain Participating Insurance Companies or their Variable Contract owners may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

 If a shareholder wishes to participate in the Meeting, the shareholder may still submit the proxy card(s)/voting instruction form(s) originally sent with the proxy statement or attend the Meeting in person. If a Variable Contract owner wishes to participate in the Meeting, please contact your Participating Insurance Company for further information regarding how to represent your vote at the Meeting.

Quorum. The holders of 40% of the outstanding shares of the Fund, entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve each Proposal and Sub-Proposal is set forth in the discussion of the Proposals above.

Generally, abstentions will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions will have the effect of a vote “against” the Proposal or Sub-Proposal. The rules of the SEC require that the Fund disclose in this proxy statement the effect of “broker non-votes.” Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described above, each Participating Insurance Company, as the shareholder of record of the Fund’s shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, the Fund does not anticipate receiving any broker non-votes.

Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Fund’s offices: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and the Fund’s governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law, and the Fund’s governing instruments, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

By Order of the Board of Trustees,

Craig S. Tyle
Vice President

[December      , 2018]

Exhibit A

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

on behalf of

Franklin Founding Funds Allocation VIP Fund

FORM OF

INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT, dated as of [__________], 2019, is made between FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, a Delaware statutory trust (the “Trust”), on behalf of Franklin Founding Funds Allocation VIP Fund (the “Fund”), a series of the Trust, and FRANKLIN ADVISERS, INC., a California corporation (the “Manager”).

WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment manager and to have an investment manager perform various management, statistical, research, investment advisory, administrative and other services for the Fund; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering management, investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1.   Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section 2.C. of this Agreement, as may be supplemented from time to time, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

2.   Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Investment Management Services.

(a)  The Manager shall manage the Fund’s assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time. In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised. The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust’s Board of Trustees, of (i) the decisions made with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions and (iii) the extent to which those decisions have been implemented.

(b)  The Manager, subject to and in accordance with any directions which the Trust’s Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s securities transactions. When placing such orders, the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund’s transactions from among:

(i)   Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund’s net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

(ii)  Those brokers and dealers who supply research, statistical and other data to the Manager which the Manager may lawfully and appropriately use in its investment management capacity, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund’s assets and securities, whether or not such data may also be useful to the Manager in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

(c)  When the Manager has determined that the Fund should tender securities pursuant to a “tender offer solicitation,” Franklin/Templeton Distributors, Inc. (“Distributors”) shall be designated as the “tendering dealer” so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member. Neither the Manager nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the Financial Industry Regulatory Authority) as of the date of this Agreement. This Agreement shall not obligate the Manager or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Manager and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

(d)  The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

(e)  The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager’s paramount duty to obtain the best net price and execution for the Fund.

(f)  Decisions on proxy voting shall be made by the Manager unless the Board of Trustees determines otherwise. Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto. The Manager shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of class action suits involving issuers held in the Fund, the Manager may include information about the Fund for purposes of participating in any settlements.

B.   Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials. The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

C.   Administrative Services. The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any subadviser or other service provider to the Fund: (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates. Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

D.  Other Obligations and Services. The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

E.   Delegation of Services. The Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (each, a “Sub-Adviser”) to perform, and thereby delegates to any such Sub-Adviser, some of the services for the Fund for which it is responsible under Section 2.A. of this Agreement or as the Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund’s investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, and the approval of the Fund’s shareholders, if required. The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund’s investment policies and restrictions. The Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if any is required, is obtained. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.A. of this Agreement and not expressly delegated to one or more Sub-Advisers.

The Manager may, at its expense, also delegate to one or more entities some or all of the services for the Fund for which the Manager is responsible under Section 2.C. of this Agreement. The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each such entity in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.C. of this Agreement and not expressly delegated to one or more such entities.

3.   Expenses of the Fund. It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

A.  Fees and expenses paid to the Manager as provided herein;

B.   Expenses of all audits by independent public accountants;

C.   Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

D.  Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

E.   Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

F.   Taxes levied against the Fund;

G.  Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

H.  Costs, including the interest expense, of borrowing money;

I.    Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence;

J.    Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

K.  Trustees’ fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

L.   Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

M.  Trade association dues;

N.  The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

O.  The Fund’s portion of the cost of any proxy voting service used on its behalf.

4.   Compensation of the Manager. The Fund shall pay a management fee in cash to the Manager based upon a percentage of the value of the Fund’s average daily net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year.

A.  For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner that the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund’s current prospectus and statement of additional information. The rate of the management fee payable by the Fund shall be calculated daily at the annual rate of 0.55% of the value of its net assets.

B.   The management fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith. The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

C.   If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.

5.   Activities of the Manager. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

6.   Performance of Services in Accordance with Regulatory Requirements; Furnishing of Books and Records. In performing the services set forth in this Agreement, the Manager:

A.  shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Trust’s Registration Statement filed on Form N-1A, as supplemented or amended from time to time;

B.   will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

7.   Liabilities of the Manager.

A.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

B.   The Manager shall indemnify and hold harmless the Trust, the Fund and its officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager of its obligations or duties hereunder.

C.   No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8.   Renewal and Termination.

A.  This Agreement shall become effective on the date written below and shall continue in effect for two (2) years thereafter, unless sooner terminated as hereinafter provided, and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.

B.   This Agreement:

(i)   may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Manager;

(ii)  shall immediately terminate with respect to the Fund in the event of its assignment; and

(iii) may be terminated by the Manager on 60 days’ written notice to the Fund.

C.   As used in this Paragraph, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

D.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at any office of such party.

9.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

11. Limitation of Liability. Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on [____________], 2019.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

on behalf of Franklin Founding Funds Allocation VIP Fund

By:

Name:

Title:

FRANKLIN ADVISERS, INC.

By:

Name:

Title:

Exhibit B

Portfolio Sleeves

            The expected strategy sleeves after the Repositioning are set forth below.  Allocations to the individually managed sleeves are anticipated to range typically between 5% to 20%, but would vary with market conditions; however, no sleeve would constitute a majority of the Fund’s assets.  Unless indicated, the individual strategy sleeves would be managed by FAV.

U.S. Smart Beta Equity Strategy.  The strategy seeks long-term capital appreciation by investing substantially in U.S. equities using a proprietary, systematic model to screen, weight and select securities from a broad-market U.S. equity index. The strategy uses a multi-factor model, which includes low volatility as a consideration as well as factors such as quality and value.  The strategy is managed by Chandra Seethamraju and Tom Nelson.

            Franklin Total Return Strategy.  The strategy seeks to provide high current income consistent with preservation of capital while capital appreciation over the long term is a secondary focus. The strategy invests predominantly in investment grade debt securities and investments with a focus on government and corporate debt securities and mortgage- and asset-backed securities.  The strategy is managed by Roger Bayston, Kent Burns, David Yuen and Michael Materasso.

            Franklin Growth Strategy. The strategy seeks long-term capital appreciation by investing substantially in the equity securities of companies that are leaders in their industries, and which the managers believe are suitable for a buy-and-hold strategy.  The strategy is managed by Serena Perin Vinton, John Anderson and Robert Rendler.

            Templeton Foreign Strategy.5  The strategy seeks long-term capital growth by investing predominantly in foreign securities which are predominantly equity securities of companies located outside of the U.S., including developing markets.  The strategy is managed by Tucker Scott, Norman Boersma, Heather Arnold, Christopher James Peel and Herbert J. Arnett Jr.

            Franklin International Growth Strategy.6  The strategy seeks capital appreciation by investing predominantly in the equity securities of mid-and large capitalization companies outside the U.S. with long-term growth potential.  The strategy is managed by Don Huber and John Remmert.

            Franklin U.S. Government Securities Strategy. The strategy seeks income by investing substantially in Government National Mortgage Association securities, or Ginnie Maes. These securities carry a guarantee backed by the full faith and credit of the U.S. government as to timely payment of principal and interest.  The strategy is managed by Roger Bayston and Paul Varunok.

            Franklin Rising Dividends Strategy.  The strategy seeks long-term capital appreciation by investing predominantly in companies of any size that have paid consistently rising dividends.  The strategy is managed by Donald Taylor and Nicholas Getaz.

B-1

5 This strategy would be managed by Global Advisors pursuant to a subadvisory agreement between FAV and Global Advisors, subject to shareholder approval in Sub-Proposal 2(a).

6 This strategy would be managed by FT Institutional pursuant to a subadvisory agreement between FAV and FT Institutional, subject to shareholder approval in Sub-Proposal 2(b).

            Investment Grade Corporate Strategy.7  The strategy seeks as high a level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing predominantly in investment grade corporate debt securities and investments. The strategy may invest a significant part of its net assets in foreign securities, including those in developing markets, and a portion of its net assets in non-U.S. dollar denominated securities.  The strategy is managed by Marc Kremer and Shawn Lyons.

            Templeton Global Bond Strategy.  The Fund would access this strategy by investing directly in Class 1 shares of the Templeton Global Bond VIP Fund (the “Global Bond VIP Fund”) managed by Michael Hasenstab.  The Global Bond VIP Fund seeks current income with capital appreciation and growth of income, by investing at least 80% of its net assets in bonds of governments, government related entities and government agencies located anywhere in the world.  The Global Bond VIP Fund regularly enters into various currency-related and other transactions involving derivative instruments.  The Global Bond VIP Fund is managed by Michael Hasenstab.  This is a small allocation that may be a tactical, temporary position; as such, investment in a fund is preferable to launching a subadvised strategy sleeve of the Fund.

7 This strategy would be managed by FT Institutional pursuant to a subadvisory agreement between FAV and FT Institutional, subject to shareholder approval in Sub-Proposal 2(c).

B-2

Exhibit C

FORM OF

SUBADVISORY AGREEMENT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

On behalf of

Franklin Founding Funds Allocation VIP Fund

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), made as of the [__] day of [______] 2019, by and between FRANKLIN ADVISERS, INC., a California corporation (“FAV”), and [Subadviser], a [_______________________] (“[Subadviser]”).

W I T N E S S E T H

WHEREAS, FAV and [SUBADVISER] are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, FAV, pursuant to an investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to the Franklin Founding Funds Allocation VIP Fund (the “Fund”), a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, FAV desires to retain [SUBADVISER] to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and [SUBADVISER] is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.         FAV hereby retains [SUBADVISER], and [SUBADVISER] hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

(a)        Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of FAV, [SUBADVISER] agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. FAV will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the investment securities within the Fund shall be exercised.

(b)        Both [SUBADVISER] and FAV may place all purchase and sale orders on behalf of the Fund.

(c)        Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, [SUBADVISER] shall report daily all transactions effected by [SUBADVISER] on behalf of the Fund to FAV and to other entities as reasonably directed by FAV or the Board.

(d)        For the term of this Agreement, [SUBADVISER] shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

(e)        In performing its services under this Agreement, [SUBADVISER] shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Trust’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by FAV and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(f)        In carrying out its duties hereunder, [SUBADVISER] shall comply with all reasonable instructions of the Fund or FAV in connection therewith.

2.         In performing the services described above, [SUBADVISER] shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, [SUBADVISER] may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or [SUBADVISER]’s overall responsibilities with respect to accounts managed by [SUBADVISER]. [SUBADVISER] may use for the benefit of its other clients any such brokerage and research services that [SUBADVISER] obtains from brokers or dealers. To the extent authorized by applicable law, [SUBADVISER] shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.         (a)        FAV shall pay to [SUBADVISER] a monthly fee in U.S. dollars equal to [__]% of the net assets of the Fund managed by [SUBADVISER] in the [_____] investment strategy sleeve, calculated daily, as compensation for the services rendered and obligations assumed by [SUBADVISER] during the preceding month.

The subadvisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by FAV relating to the previous month.

(b)        If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.         It is understood that the services provided by [SUBADVISER] are not to be deemed exclusive. FAV acknowledges that [SUBADVISER] may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”). FAV agrees that [SUBADVISER] may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, [SUBADVISER] may use information furnished by others to FAV and [SUBADVISER] in providing services to other such Clients.

5.         [SUBADVISER] agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.         During the term of this Agreement, [SUBADVISER] will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FAV will be responsible for all of their respective expenses and liabilities.

7.         [SUBADVISER] shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

8.         [SUBADVISER] will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where [SUBADVISER] may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.         This Agreement shall become effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Trust’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust’s Board of Trustees as a whole.

10.       (a)        Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to FAV and [SUBADVISER], or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by FAV or [SUBADVISER] upon not less than sixty (60) days’ written notice to the other party.

(b)        This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between FAV and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

11.       (a)        In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of [SUBADVISER], neither [SUBADVISER] nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV, the Trust or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)        Notwithstanding paragraph 11(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by [SUBADVISER] pursuant to authority delegated as described in Paragraph 1(a), [SUBADVISER] shall indemnify FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)        No provision of this Agreement shall be construed to protect any director or officer of FAV or [SUBADVISER] from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12.       In compliance with the requirements of Rule 31a-3 under the 1940 Act, [SUBADVISER] hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. [SUBADVISER] further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.       Upon termination of [SUBADVISER]’s engagement under this Agreement or at the Fund’s direction, [SUBADVISER] shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of [SUBADVISER] and relate directly and exclusively to the performance by [SUBADVISER] of its obligations under this Agreement; provided, however, that [SUBADVISER] shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case [SUBADVISER] shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or [SUBADVISER]’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.       Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service, or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

(i)         to [_________________]

[_________________]

[_________________]

[_________________]

(ii)        to [SUBADVISER]:

[_________________]

[_________________]

[_________________]

16.       This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

17.       [SUBADVISER] acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust. [SUBADVISER] agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and that [SUBADVISER] shall not seek satisfaction of any such obligation from any shareholders of the Trust, the Fund nor from any trustee, officer, employee or agent of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

FRANKLIN ADVISERS, INC.

By:

Name:

Title:

[SUBADVISER]

By:

Name:

Title:

Exhibit D

OUTSTANDING SHARES AND CLASSES OF THE FUND

AS OF November 1, 2018

Trust/Fund Name/Class	Number of Outstanding Shares
Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation VIP Fund
Class 1 Shares
Class 2 Shares
Class 4 Shares
Total

D-1

Exhibit E

PRINCIPAL HOLDERS OF FUND SHARES AS OF November 1, 2018

As of November 1, 2018, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Trust/Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation VIP Fund
Class 1 Shares
Class 2 Shares
Class 4 Shares

                                                                                                                                                                                                                                      E-1

[FRANKLIN TEMPLETON LOGO]                                                                                           PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL  your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com/FT using your control number  found below

3. PHONE dial toll-free [____________] to reach an automated touchtone voting line

4. LIVE with a proxy representative when you call toll-free 888-644-6071 Monday through Friday 9 a.m. to 10 p.m. Eastern.

CONTROL NUMBER           123456789101

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Founding Funds Allocation VIP Fund

Special Meeting of Shareholders to be Held on January 17, 2019

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the “Fund”) and appoints Alison E. Baur, Steven J. Gray, Karen L. Skidmore and Navid J. Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (“Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on January 17, 2019, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund.  It will be voted as specified.  If no specification is made, this proxy shall be voted in accordance with the Trustees’ recommendations as set forth in the Proxy Statement.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 17, 2019.  The Proxy Statement is also available at https://www.proxyonline.com/docs/FTProxy

SHAREHOLDER PRIVACY:  To ensure your privacy there is no personal information required to view or request proxy materials and/or vote.  The control number listed above is a unique identifier created for this proxy and this proxy only.  It is not linked to your account number nor can it be used in any other manner other than this proxy.